Exhibit 99.1

Marin Software Announces Fourth Quarter and Full Year 2020 Financial Results

San Francisco, CA (February 25, 2021) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the fourth quarter and full year ended December 31, 2020.

"We are pleased with the ongoing rollout of our MarinOne advertising platform and our improved capital position.  As more brands and agencies adopt MarinOne as a complement to publisher tools, they are seeing additional performance improvements and time savings benefits."

Fourth Quarter 2020 Business and Product Release Highlights:

•	Enabled the new MarinOne Devices grid, which was previously a beta feature, in all accounts. This grid allows more detailed reporting on performance segmented by user’s device.
•	Added functionality to allow customers to edit scheduled report templates in MarinOne. This streamlines the process and makes it simpler to adjust reporting to meet current business needs.
•

Enhanced MarinOne's bulk upload support to include additional objects, including Negative Keywords, Placements, Negative Placements, Sitelinks, and Mobile App Extensions. This was done in preparation for the retirement of Flash in the Chrome browser.

•

Launched MarinOne bidding, Marin’s newest machine-learning powered optimization algorithms, designed to deliver better performance through improved accuracy. Advanced clustering algorithms simplify bidding setup and faster bid calculations.

•

Introduced the ability to forecast future performance at the Bid Strategy level. This allows customers to predict future trends in clicks, conversions, revenue, cost, and profit based on historical data.

•	Added syncing, reporting, and bidding support for Amazon Sponsored Brand Video campaigns.
•

Introduced Extended Attributes for Amazon Ads, which makes it easier for advertisers to identify products and creatives in the grid. Attributes include Ad, Headline, Image, Price, Rating, Reviews, and Availability. These attributes go above and beyond what's available within the Amazon publisher tool.

•

Upgraded our Amazon Ads support, including speeding up the processing of Amazon cost and revenue data, adding multi-edit support to the Groups & Targets grid, which allows more flexibility in managing eCommerce campaigns, and improved visibility of brands, brand logos, and store pages in the MarinOne user interface.

•	Enhanced our support of Amazon Keyword Expansion, to allow more filtering and sorting functionality.
•

Introduced Amazon Attribution for Facebook. If an advertiser has Facebook ads sending traffic to an Amazon Store page or Product page, these conversions and revenue can now be tracked using the Amazon Attribution API solution.

•	Enhanced the Amazon Attribution API solution to include additional publishers, such as Snapchat, LinkedIn, Twitter, YouTube, Verizon Media, TikTok, Reddit, and more.
•	Introduced Scheduled Actions in Marin Social, allowing advertisers to set specific days or hours when they would like their ads to be active or paused.
•	Merged social activity into the MarinOne Activity Log, allowing better cross-channel visibility into the changes that are being made in a MarinOne Client Account.

Fourth Quarter 2020 Financial Updates:

•	Net revenues totaled $7.3 million, a year-over-year decrease of 36% when compared to $11.4 million in the fourth quarter of 2019.
•

GAAP loss from operations was ($3.1) million, resulting in a GAAP operating margin of (43%), as compared to a GAAP loss from operations of ($6.2) million and a GAAP operating margin of (54%) for the fourth quarter of 2019.

•

Non-GAAP loss from operations was ($2.5) million, resulting in a non-GAAP operating margin of (34%), as compared to a non-GAAP loss from operations of ($2.1) million and a non-GAAP operating margin of (19%) for the fourth quarter of 2019.

Full Year 2020 Financial Updates:

•	Net revenues totaled $30.0 million, a year-over-year decrease of 39% when compared to $49.0 million in 2019.
•

GAAP loss from operations was ($16.3) million, resulting in a GAAP operating margin of (54%), as compared to a GAAP loss from operations of ($19.8) million and a GAAP operating margin of (40%) for 2019.

•

Non-GAAP loss from operations was ($12.4) million, resulting in a non-GAAP operating margin of (41%), as compared to a non-GAAP loss from operations of ($11.1) million and a non-GAAP operating margin of (23%) for 2019.

•	Cash, cash equivalents and restricted cash totaled $14.8 million as of December 31, 2020, as compared to $12.1 million as of December 31, 2019.

•

Sold 2.7 million shares of our common stock for net proceeds of $7.5 million in 2020 and sold an additional 1.2 million shares for net proceeds of $3.1 million in February 2021 under our “at-the-market” offering program. There are currently no additional amounts available to be sold under this program.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its first quarter of 2021 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ended March 31, 2021
Revenues, net	$5.5	$6.0
Non-GAAP loss from operations	(3.4)	(2.9)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter and full year ended December 31, 2020, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=143256. Following the completion of the call through 11:59 p.m. Eastern Time on March 4, 2021, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13715700.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net and non-recurring costs associated with restructurings and divestitures. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, and future financial results, including its outlook for the first quarter of 2021. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to the effects of the continuing global outbreak of COVID-19 on demand for our products and services; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance and adoption of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to manage expenses and liquidity and raise additional capital; our ability complete successfully our recent restructuring plan and realize cost savings; our ability to retain and attract qualified management, technical and sales and marketing personnel; any default under or required repayment of our indebtedness or any delays or reductions in forgiveness of such indebtedness, including our loan under the Paycheck Protection Program; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and our ability to acquire and integrate other businesses or sell business assets. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of February 25, 2021. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	December 31,	December 31,
(Unaudited; in thousands, except par value)	2020	2019
Assets:
Current assets:
Cash and cash equivalents	$14,280	$11,134
Restricted cash	540	971
Accounts receivable, net	5,063	8,939
Prepaid expenses and other current assets	3,039	3,522
Total current assets	22,922	24,566
Property and equipment, net	5,477	8,524
Right-of-use assets, operating leases	7,737	7,705
Intangible assets, net	—	95
Other non-current assets	873	1,403
Total assets	$37,009	$42,293
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$928	$1,679
Accrued expenses and other current liabilities	6,552	9,010
Note payable, current	1,854	—
Operating lease liabilities	6,800	3,786
Total current liabilities	16,134	14,475
Note payable, net of current	1,466	—
Operating lease liabilities, non-current	1,814	5,181
Other long-term liabilities	1,780	1,577
Total liabilities	21,194	21,233
Stockholders’ equity:
Common stock, $0.001 par value	10	7
Additional paid-in capital	308,065	299,263
Accumulated deficit	(291,163)	(277,112)
Accumulated other comprehensive loss	(1,097)	(1,098)
Total stockholders’ equity	15,815	21,060
Total liabilities and stockholders’ equity	$37,009	$42,293

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended December 31,		Year Ended December 31,
(Unaudited; in thousands, except per share data)	2020	2019	2020	2019
Revenues, net	$7,252	$11,384	$29,983	$49,036
Cost of revenues	3,693	5,536	17,946	22,843
Gross profit	3,559	5,848	12,037	26,193
Operating expenses:
Sales and marketing	1,275	3,383	6,958	15,836
Research and development	2,934	4,418	12,815	17,845
General and administrative	2,436	2,317	8,559	10,446
Impairment of goodwill	—	1,910	—	1,910
Total operating expenses	6,645	12,028	28,332	46,037
Loss from operations	(3,086)	(6,180)	(16,295)	(19,844)
Gain on divestiture	—	5,064	—	5,064
Other income, net	416	540	1,533	2,252
Loss before benefit from income taxes	(2,670)	(576)	(14,762)	(12,528)
Benefit from income taxes	(143)	(50)	(711)	(120)
Net loss	$(2,527)	$(526)	$(14,051)	$(12,408)
Net loss per common share, basic and diluted	$(0.29)	$(0.08)	$(1.91)	$(1.95)
Weighted-average shares outstanding, basic and diluted	8,616	6,705	7,344	6,373

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Year Ended December 31,
(Unaudited; in thousands)	2020	2019
Operating activities:
Net loss	$(14,051)	$(12,408)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of goodwill	—	1,910
Depreciation	1,924	1,934
Amortization of internally developed software	2,984	3,904
Amortization of intangible assets	95	1,814
Amortization of deferred costs to obtain and fulfill contracts	872	1,534
Interest expense	22	—
Gain on divestiture of Perfect Audience	—	(5,064)
Loss on disposals of property and equipment and right-of-use assets	23	26
Unrealized foreign currency gains	(51)	(56)
Stock-based compensation expense related to equity awards	1,494	2,664
Provision for bad debts	(177)	(249)
Net change in operating leases	(383)	(511)
Deferred income tax benefits	13	(301)
Changes in operating assets and liabilities:
Accounts receivable	4,056	4,170
Prepaid expenses and other assets	(42)	220
Accounts payable	(750)	(687)
Accrued expenses and other liabilities	(1,704)	(136)
Net cash used in operating activities	(5,675)	(1,236)
Investing activities:
Purchases of property and equipment	(15)	(604)
Net proceeds from divestiture of Perfect Audience	—	4,267
Capitalization of internally developed software	(1,869)	(2,056)
Net cash (used in) provided by investing activities	(1,884)	1,607
Financing activities:
Proceeds from note payable	3,320	—
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	7,670	1,643
Payment of principal on finance lease liabilities	(598)	(1,186)
Employee taxes paid for withheld shares upon equity award settlement	(178)	(314)
Proceeds from employee stock purchase plan, net	19	117
Net cash provided by financing activities	10,233	260
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	41	(29)
Net increase in cash and cash equivalents and restricted cash	2,715	602
Cash and cash equivalents and restricted cash:
Beginning of period	12,105	11,503
End of period	$14,820	$12,105

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020	2020	2020
Sales and Marketing (GAAP)	$4,634	$4,087	$3,732	$3,383	$15,836	$2,312	$1,880	$1,491	$1,275	$6,958
Less Stock-based compensation	(180)	(205)	(155)	(141)	(681)	(110)	(149)	(24)	(70)	(353)
Less Amortization of intangible assets	(64)	—	—	—	(64)	—	—	—	—	—
Less Restructuring related expenses	(157)	(66)	—	(178)	(401)	(50)	—	(214)	(40)	(304)
Sales and Marketing (Non-GAAP)	$4,233	$3,816	$3,577	$3,064	$14,690	$2,152	$1,731	$1,253	$1,165	$6,301
Research and Development (GAAP)	$4,895	$4,660	$3,872	$4,418	$17,845	$3,437	$3,338	$3,106	$2,934	$12,815
Less Stock-based compensation	(281)	(269)	(266)	(209)	(1,025)	(167)	(217)	(123)	(100)	(607)
Less Amortization of intangible assets	(234)	(234)	(234)	(173)	(875)	(48)	—	—	—	(48)
Less Restructuring related expenses	—	—	—	—	—	—	—	(185)	(30)	(215)
Plus Capitalization of internally developed software	482	388	1,004	182	2,056	540	418	484	427	1,869
Research and Development (Non-GAAP)	$4,862	$4,545	$4,376	$4,218	$18,001	$3,762	$3,539	$3,282	$3,231	$13,814
General and Administrative (GAAP)	$3,221	$2,277	$2,631	$2,317	$10,446	$1,981	$2,011	$2,131	$2,436	$8,559
Less Stock-based compensation	(99)	(146)	(105)	(75)	(425)	(75)	(72)	(67)	(69)	(283)
Less Amortization of intangible assets	—	—	—	—	—	—	—	—	—	—
Less Restructuring related expenses	—	—	—	—	—	—	—	(123)	(5)	(128)
General and Administrative (Non-GAAP)	$3,122	$2,131	$2,526	$2,242	$10,021	$1,906	$1,939	$1,941	$2,362	$8,148

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020	2020	2020
Gross Profit (GAAP)	$7,637	$6,547	$6,161	$5,848	$26,193	$3,315	$2,690	$2,473	$3,559	$12,037
Plus Stock-based compensation	125	142	127	139	533	94	129	(19)	47	251
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648	654	2,984
Plus Amortization of intangible assets	234	234	234	173	875	47	—	—	—	47
Plus Restructuring related expenses	6	—	—	90	96	(7)	—	529	7	529
Gross Profit (Non-GAAP)	$8,752	$7,878	$7,579	$7,392	$31,601	$4,313	$3,637	$3,631	$4,267	$15,848
Operating Loss (GAAP)	$(5,113)	$(4,477)	$(4,074)	$(6,180)	$(19,844)	$(4,415)	$(4,539)	$(4,255)	$(3,086)	$(16,295)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—	—	—	—	-
Plus Stock-based compensation	685	762	653	564	2,664	446	567	195	286	1,494
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648	654	2,984
Plus Amortization of intangible assets	532	468	468	346	1,814	95	—	—	—	95
Plus Restructuring related expenses	163	66	—	268	497	43	—	1,051	82	1,176
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)	(427)	(1,869)
Operating Loss (Non-GAAP)	$(3,465)	$(2,614)	$(2,900)	$(2,132)	$(11,111)	$(3,507)	$(3,572)	$(2,845)	$(2,491)	$(12,415)
Net Loss (GAAP)	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—	—	—	—	—
Plus Stock-based compensation	685	762	653	564	2,664	446	567	195	286	1,494
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648	654	2,984
Plus Amortization of intangible assets	532	468	468	346	1,814	95	—	—	—	95
Plus Restructuring related expenses	163	66	—	268	497	43	—	1,051	82	1,176
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)	(427)	(1,869)
Less Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—	—	—	—	—
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands, except per share data)	2019	2019	2019	2019	2019	2020	2020	2020	2020	2020
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)	$(2,514)	$(2,662)	$(1,932)	$(10,171)
Weighted-average shares outstanding, basic and diluted	5,945	6,201	6,631	6,705	6,373	6,819	6,912	7,017	8,616	7,344
Non-GAAP net loss per common share, basic and diluted	$(0.50)	$(0.35)	$(0.32)	$(0.23)	$(1.39)	$(0.45)	$(0.36)	$(0.38)	$(0.22)	$(1.38)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020	2020	2020
Net Loss	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)	$(3,481)	$(4,072)	$(2,527)	$(14,051)
Depreciation	499	482	494	459	1,934	893	402	366	263	1,924
Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648	654	2,984
Amortization of intangible assets	532	468	468	346	1,814	95	—	—	—	95
Provision for (benefit from) income taxes	33	58	(161)	(50)	(120)	25	(521)	(72)	(143)	(711)
Impairment of goodwill	—	—	—	1,910	1,910	—	—	—	—	—
Stock-based compensation	685	762	653	564	2,664	446	567	195	286	1,494
Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)	(427)	(1,869)
Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—	—	—	—	—
Restructuring related expenses	163	66	—	268	497	43	—	1,051	82	1,176
Other income, net	(540)	(532)	(640)	(540)	(2,252)	(469)	(537)	(111)	(416)	(1,533)
Adjusted EBITDA	$(2,966)	$(2,132)	$(2,406)	$(1,673)	$(9,177)	$(2,614)	$(3,170)	$(2,479)	$(2,228)	$(10,491)